UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

SILVER SPRING NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Silver Spring Networks, Inc. sent the following information to certain of its customers on September 29, 2017:

Customer FAQ

1.	Will Silver Spring’s local team supporting our project remain in place after the combination is completed? What is Silver Spring doing to retain top technical talent through the transition?

•	Itron recognizes that the exceptional company we have built wouldn’t exist without the efforts of our talented and passionate team, and they believe that Silver Spring’s employees are critically important to our business.

•	Your Silver Spring contacts will remain the same until the close. We value our relationship with you, and will keep you informed of any potential changes to your contacts for the smoothest transition possible for ongoing projects.

•	Over the coming weeks, leaders from Silver Spring and Itron will have detailed discussions and make key decisions about how best to combine our two great companies.

•	We look forward to continuing our partnership and providing you with even greater innovation and support.

2.	Will Itron honor contracts already in place between customers and Silver Spring?

•	At the close, Silver Spring will become a wholly owned subsidiary of Itron and its contractual arrangements will remain in place. As such, Itron fully expects to honor Silver Spring commitments made prior to the close, and believes strongly in supporting the needs of customers to preserve the value of deployed assets. As part of the integration work, Itron will determine the best path forward for the product roadmap for the future.

•	We continue to place the utmost importance on maintaining our deep customer relationships, and we greatly value our partnership with you.

3.	When will the acquisition be completed?

•	We expect to complete the transaction in late 2017 or early 2018.

4.	Will any of Silver Spring’s solutions be impacted by the combination?

•	Product and service branding and support will be reviewed as part of planning for the integration of the two companies after the closing.
•	Any planned changes will be communicated appropriately. Until such time, existing products and services remain in place.

5.	Will Silver Spring’s San Jose office or any of its other offices be closed once the combination is completed?

•	Itron intends to make Silver Spring’s San Jose operations a Center of Excellence for networking technology.

•	As integration planning proceeds and key decisions are made about the combined company, including its office locations, we will communicate those decisions to you.

6.	Should customers hold off on making any decisions regarding current projects or projects under consideration? How will the combination with Itron affect Silver Spring’s 2018 product roadmap?

•	No. Silver Spring and Itron will continue to operate as separate stand-alone entities until the deal closes. At the close, Silver Spring will become a wholly owned subsidiary of Itron and its contractual arrangements will remain in place. As such, Itron fully expects to honor Silver Spring commitments made prior to the close, and believes strongly in supporting the needs of customers to preserve the value of deployed assets. As part of the integration work, Itron will determine the best path forward for the product roadmap for the future.

•	Silver Spring has always put our valued customers and partners first, and that won’t change.

•	Any planned changes to Silver Spring and Itron’s roadmaps will be communicated appropriately. Until such time, it remains business as usual, and we look forward to providing the smoothest possible transition for our customers.

7.	Will Itron revive CIQ? How can I find out more about Itron products?

•	Itron is carefully planning the acquisition and integration of Silver Spring. This will be supported by a dedicated integration team.

•	Product and service branding and support will be reviewed as part of planning for the integration of the two companies.

•	More information on Itron and its products can be found at www.itron.com.

8.	Which Silver Spring products will continue to be supported?

•	Product and service branding and support will be reviewed as part of planning for the integration of the two companies.

•	Silver Spring and Itron will continue to operate as separate stand-alone entities until the deal closes. At the close, Silver Spring will become a wholly owned subsidiary of Itron and its contractual arrangements will remain in place. As such, Itron fully expects to honor Silver Spring commitments made prior to the close, and believes strongly in supporting the needs of customers to preserve the value of deployed assets. As part of the integration work, Itron will determine the best path forward for the product roadmap for the future. Any planned changes will be communicated appropriately. Until such time, existing products and services remain in place.

9.	Will the User Group meeting in October still be held?

•	Yes. Until the close, we are independent companies and Silver Spring will hold the User Group meeting in October as planned.

10.	Will Silver Spring participate in DistribuTECH? Will Connections still be held?

•	Yes. Silver Spring will participate in DistribuTECH and plans to hold Connections.

•	Our current plan is hold such activities as a standalone company. We are making contingent plans for joint presence in the event that the transaction closes before DistribuTECH takes place.

Additional Information About The Merger

In connection with the proposed transaction, Silver Spring will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Silver Spring stockholders, and will contain important information about the proposed transaction and related matters.

SILVER SPRING STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Silver Spring stockholders are advised that they may obtain free copies of the proxy statement filed by Silver Spring with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Silver Spring’s website at http://ir.ssni.com or from Silver Spring by written request to Investor Relations, Silver Spring Networks, Inc., 230 W. Tasman Drive, San Jose, California, 95134.

Additionally, Silver Spring and Itron will file other relevant materials in connection with the proposed acquisition of Silver Spring by Itron pursuant to the terms of an Agreement and Plan of Merger by and among Itron, Ivory Merger Sub, Inc., a wholly owned subsidiary of Itron, and Silver Spring. Itron, Silver Spring and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Silver Spring stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Itron’s executive officers and directors in the solicitation by reading Itron’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2017 and the proxy statement for Itron’s 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Itron’s Investor Relations Website at http://investors.Itron.com. Information concerning the interests of Silver Spring’s participants in the solicitation, which may, in some cases, be different than those of Silver Spring’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.Itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward-looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Additional Information and Where to Find It

This communication relates to the proposed merger transaction in which Itron will acquire Silver Spring. In connection with the proposed transaction, Itron and Silver Spring intend to file relevant materials with the SEC, including Silver Spring’s proxy statement on Schedule 14A. This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities and is not a substitute for the proxy statement or any other document that Silver Spring may file with the SEC or send to its stockholders. Following the filing of the definitive proxy statement with the SEC, Silver Spring will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Silver Spring special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SILVER SPRING ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THESE OTHER MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ITRON, SILVER SPRING AND

THE PROPOSED TRANSACTION. The proxy statement and other documents filed by Silver Spring with the SEC may be obtained free of charge at Silver Spring’s website www.ssni.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Silver Spring by requesting them by mail at Silver Spring, 230 West Tasman Drive, San Jose, California 95134, Attention: Investor Relations, or by telephone at Silver Spring (669) 770-4333. The documents filed by Itron with the SEC may be obtained free of charge at Itron’s website at www.itron.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Itron by requesting them by mail at 2111 N Molter Road, Liberty Lake, Washington 99019, Attention: Investor Relations, or by telephone at (509) 891-3283.

Certain Participants in the Solicitation

Itron, Silver Spring and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Silver Spring in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Silver Spring’s stockholders in connection with the proposed transaction, and any direct or indirect interests, by security holdings or otherwise, they have in the proposed transaction, will be set forth in Silver Spring’s definitive proxy statement when it is filed with the SEC. Information regarding Silver Spring’s directors and executive officers and their ownership of Silver Spring’s securities is set forth in the definitive proxy statement for Silver Spring’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2017, and its Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2016, which was filed with the SEC on March 10, 2017. To the extent holdings of such participants in Silver Spring’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.